POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Charles A. Austin, III

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ K. Dun Gifford

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Leroy Keith, Jr.

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Gerald M. McDonnell

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ William W. Pettit

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ David M. Richardson

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Russell A. Salton, III, M.D.

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Chairman of the Board and Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Chairman of the Board and Trustee

/s/ Michael S. Scofield

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Richard J. Shima

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Richard Wagoner

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter President in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        President

/s/ Dennis H. Ferro

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Treasurer

/s/ Jeremy DePalma

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Treasurer

/s/ Kasey Phillips

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Trustee

/s/ Patricia B. Norris

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Secretary in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of January 23, 2007.

Signature                                                                                  Title

____________________________                                        Secretary

/s/ Michael H. Koonce

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Large Cap Value Fund	Evergreen Intrinsic Value Fund (a series of Evergreen Equity Trust)
2.	Evergreen Florida Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)